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                                                                    Exhibit 23.2
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                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Electric Fuel Corporation of our report dated February 25, 2000 included in Electric Fuel Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.


                               /s/ Kost, Forer & Gabbay
                               -----------------------------------------
                               Kost, Forer & Gabbay
                               A member of Ernst & Young International

Tel-Aviv, Israel
October 25, 2000